                                                                   EXHIBIT 10.34

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                             FIELD TRIAL AGREEMENT

        THIS FIELD TRIAL AGREEMENT is made as of this 1st day of October, 1998, by and between GENERAL MAGIC INC., a Delaware corporation, having its principal place of business at 420 N. Mary Avenue, Sunnyvale, California 94086 (hereinafter referred to as "Contractor"), and BELLSOUTH CELLULAR CORP., a Georgia corporation, having its principal place of business at 1100 Peachtree Street, N.E., Suite 1000, Atlanta, Georgia 30309-4599 (hereinafter referred to as "BSCC").

        IN CONSIDERATION of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BSCC and Contractor hereby agree as follows:

        1. Use of Services. BSCC has requested that Contractor provide a field trial whereby Contractor will demonstrate Contractor's Personal Assistant Service called Portico (hereinafter referred to as the "Portico Service"). It is BSCC's desire to operate the field trial and Contractor's desire to participate in such demonstration by permitting BSCC's customers to use the Portico Service, upon the terms and conditions hereinafter set forth. The parties agree that the purpose and goal of this field trial is for BSCC to test and learn from the Portico Service and its usage, and BSCC may, at a future date, utilize or develop any such information learned as a result of said demonstration, utilization or testing.

        2. Services Provided. The parties will work together to adopt a mutually agreeable written plan for the field trial ("Technical Trial Plan") by January 15, 1999. The Technical Trial Plan will include, among other things, the budget, division of costs, and implementation schedule for the field trial, and will be attached hereto as Exhibit A.

        The Technical Trial Plan may include, among other things, the following services on the part of Contractor: (1) Contractor will provide to BSCC up to [**] accounts on the Portico Service for use in the field trial, provision the users of such accounts ("Field Trial User(s)"); (2) Contractor will provide support with respect to the use of the Portico Service for Field Trial Users; and (3) Contractor will provide storage on the servers used by the Portico Service in its network operations center ("NOC") in Sunnyvale, California for the Field Trial User accounts. The Technical Trial Plan may include, among other things, the following services on the part of BSCC: (1) BSCC will provide telephone line connections to Contractor's NOC for incoming and outgoing calls to the Portico Service; (2) BSCC will provide the phone numbers which will provide access to the accounts used by Field Trial Users; and (3) BSCC will provide analyses of the field trials through focus groups and/or other means.

        The use of the Portico Service by Field Trial Users shall be subject to applicable terms and conditions of Contractor's Individual Subscriber Agreement in a form to be agreed upon by the parties, and which will be attached hereto as Exhibit B. At the conclusion of the Trial Period as set forth in Section 4 ("Term") of this Agreement, Contractor will [**].



[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        BSCC and Contractor each agree to share their analyses of the field trial with the other. Such analyses and other information exchanged between the parties during the course of the field trial will be subject to the terms of the Information Exchange Agreement dated October 16, 1998 between BSCC and Contractor.

        3. Title. Title to the Portico Service, including all intellectual property rights therein, shall at all times remain with Contractor and its suppliers, as applicable.

        4. Term. The field trial is scheduled to begin and end on mutually agreed upon dates specified in the Technical Trial Plan (the "Trial Period"). Either party may terminate this agreement upon seven (7) days prior written notice to the other party.

        5. Termination.

               (a) Default - Either party has the right to terminate this Agreement if the other party breaches or is in default of any obligation hereunder which default is incapable of cure or which, being capable of cure, has not been cured within thirty (30) calendar days after written receipt of notice of such default (or such additional cure period as the non-defaulting party may authorize). Notwithstanding the previous sentence, if BSCC breaches
Section 2 of this Agreement, Contractor may immediately terminate this Agreement.

               (b) Acts of Insolvency - Either party may terminate this Agreement by written notice to the other and may regard the other party as in default of this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceedings under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated, voluntarily or otherwise. In the event that any of the above events occurs, that party shall immediately notify the other party of its occurrence.

               (c) Force Majeure Event - In the event that either party is unable to perform any of its obligations under this Agreement or to enjoy any of its benefits because of natural disaster, actions or decrees of government bodies or communication line failure not the fault of the affected party (hereafter referred to as "Force Majeure Event"), the party who has been so affected shall immediately give notice to the other party and shall use commercially reasonable efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended until such "Force Majeure" is resolved.

        6. Limitation of Liability.

               (a) Contractor makes no express or implied representations or warranties with respect to the products or services to be provided hereunder or their condition, merchantability, fitness for any particular purpose or use by BSCC. Contractor shall not be liable for any (i) special, indirect, incidental, punitive, or consequential damages, including loss of profits, arising from or related to the operation or use of the products or services including, but not limited to, damages arising from loss of data or programming, loss of revenue or profits, failure to realize savings or other benefits, damage to equipment, and claims against BSCC by any third person, even if BSCC has been advised of the possibility of such damages; (ii) damages (regardless of their nature) for any delay or failure by Contractor to perform its obligations under this Agreement due to any cause beyond its reasonable control; or (iii) claims made a subject of legal proceeding against Contractor more than two (2) years after any such cause of action first arose. Notwithstanding any other provision of this Agreement, Contractor's total liabilities under this Agreement shall not be greater than [**].

               (b) All persons furnished by Contractor shall be considered solely Contractor's employees or agents and Contractor shall be responsible for compliance with all laws, rules, and regulations including, but not limited to, employment of labor, hours of labor, working conditions, payment of wages, and payment of taxes, such as unemployment, social security and other payroll taxes, including applicable contributions from such persons when required by law.

               (c) Contractor agrees to indemnify and save BSCC harmless from any liabilities, claims or demands (including costs, expenses and reasonable attorneys' fees on account thereof) that may be made: (1) by anyone for injuries, including death, to persons or damage to tangible property, including theft, resulting from Contractor's acts or omissions or those of persons furnished by Contractor; or (2) by persons furnished by Contractor or any sub-contractors under Workers Compensation or similar acts. Contractor agrees to defend BSCC, at BSCC's request, against any such liability, claim or demand. BSCC agrees to notify Contractor promptly of any written claims or demands against BSCC for which Contractor is responsible hereunder.

               (d) Contractor shall maintain, during the Trial Period, all insurance and/or bonds required by law including, but not limited to: (1) Workers Compensation as required by law in the state or states where the work is to be performed; (2) Employers Liability with limits of at least [**] each employee by disease/[**] policy limit by disease; (3) Commercial General Liability (CGL) insurance, including but not limited to contractual liability and products/completed operations, with limits of not less than [**] per occurrence and in the aggregate (BSCC shall be named as an additional insured to this policy with respect to the work performed under this Agreement); (4) All Risks Property insurance on the Contractor's property, tools and equipment used and necessary in the performance of services under this contract; (5) Professional Liability/Errors and Omissions coverage with limits of not less than [**]. The Contractor and its insurers shall waive all rights of subrogation against BSCC, its agents, employees or assigns. Prior to the start of work and upon the renewal of each policy, Contractor will furnish certificates of insurance evidencing the required coverages to BSCC at: BellSouth Cellular Corp., 1100 Peachtree Street, Suite 910, Atlanta, Georgia 30309-4599 (Attention:
Manager of Contracts). Certificates furnished by Contractor shall indicate that BSCC will be notified in writing at least thirty (30) days prior to

[**]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

any cancellation of or material change to the policies required under this contract. BSCC retains the right to disallow coverage from any insurer that does not maintain a rating of at least B++ VI by A.M. Best Company. Should the insurance policy limits be exhausted or should the Contractor fail to maintain the required insurance coverages, Contractor in no way will be released from liability to BSCC should a loss occur. Contractor shall also require its subcontractors, if any, who may enter upon BSCC's premises to maintain similar insurance and to agree to furnish, if requested, certificates or adequate proof of such insurance. Certificates furnished by Contractor or its subcontractors shall contain a clause stating that BSCC is to be notified in writing at least ten (10) days prior to cancellation of, or any material change in, the policy.

        7. Arbitration.

               a. BSCC and Contractor shall use their best efforts to settle any dispute or claim arising from or relating to this Agreement. To accomplish this, they shall negotiate with each other in good faith. If BSCC and Contractor do not reach agreement within 30 days, instead of suing in court, BSCC and Contractor agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this agreement, or to any prior agreement for cellular products or service between Contractor and BSCC or any of Contractor's or BSCC's affiliates or predecessors in interest.

               b. Notwithstanding the provisions of paragraph (a), no claim or dispute shall be submitted to arbitration if, at the time of the proposed submission, such dispute or claim involves an attempt to collect a debt owed to BSCC by the Contractor.

               c. The arbitration of any dispute or claim shall be conducted in accordance with the Wireless Industry Arbitration Rules ("WIA Rules") as modified by this Agreement and as administered by the American Arbitration Association ("AAA"). The WIA rules and fee information are available from BSCC or the AAA upon request.

               d. BSCC and Contractor acknowledge that this Agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration law shall govern the interpretation and enforcement of, and proceedings pursuant to, this or a prior Agreement.

               e. Unless BSCC and Contractor agree otherwise, the location of any arbitration shall be in the city where BSCC's mobile telephone switching office for Contractor's access number is located.

               f. BSCC and Contractor agree that no arbitrator has the authority to: (1) award relief in excess of what this or a prior agreement provides; (2) award punitive damages or any other damages not measured by the prevailing party's actual damages; or (3) order consolidation or class arbitration.

               g. Except as otherwise provided herein, all fees and expenses of the arbitration shall equally borne by Contractor and BSCC.

               h. The arbitrator(s) must give effect to the limitations on the partys' liabilities as set forth in this or a prior Agreement, any applicable tariff, law, or regulation.

               i. In any arbitration utilizing the rules applicable to Large/Complex cases, as defined under the WIA rules, the arbitrators must also apply the Federal Rules of Evidence, and the losing party may have the award reviewed in accordance with the review procedures set forth in the WIA rules.

               j. Contractor agrees that BSCC and Contractor each is waiving its respective right to a trial by jury; Contractor acknowledges that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, Contractor and BSCC agree to waive, to the fullest extent allowed by law, any trial by jury, in such case, a judge shall decide the subject dispute or claim.

               k. BSCC, Contractor and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

        8. Publicity. No release shall be made to the news media or to the general public relating to this Agreement without the prior written approval of an authorized executive officer for the other party.

        9. Plant and Work Rules. Contractor and BSCC employees and agents while on the premises of the other, shall comply with all plant rules and regulations.

        10. Right of Access. Contractor and BSCC shall permit reasonable access to the other's facilities in connection with work hereunder. No charge shall be made for such visits. It is agreed that prior notification will be given when access is required. Contractor agrees to remove any of its employees or agents from BSCC's premises at BSCC's request. BSCC agrees to remove any of its employees or agents from Contractor's premises at Contractor's request.

        11. Releases Void. Neither Contractor nor BSCC requires waivers or releases of any personal rights from representatives of the other in connection with visits to the other's premises and no such releases or waiver shall be pleaded by Contractor, BSCC or third persons in any action or proceeding.

        12. Nonexclusive Market Rights. It is expressly understood and agreed that this Agreement does not grant to Contractor any exclusive privileges or rights and BSCC may contract with other manufacturers and suppliers for the procurement of comparable products and services.

        13. Infringements of Patents, Trademarks or Copyrights. Contractor warrants that it or its suppliers are the owner(s) of the software that runs the Portico Service and related documentation, and will defend, at its expense, any action brought against BSCC to the extent that it is based upon a claim that the software that runs the Portico Service infringes upon a copyright in the United States, or a United States or foreign letters patent or copyright, trademark or other proprietary right of the third party. Contractor shall pay such attorneys' fees and damages as shall be finally awarded against BSCC in such action(s) which are attributable to such claims, provided however, that Contractor's obligation hereunder is dependent upon BSCC's notifying Contractor in writing of such claim promptly for Contractor, at its option, to participate fully in the defense of such claim, or agree to any settlement of such claim. If the software that runs the Portico Service becomes or in Contractor's opinion is likely to become, subject to a claim of infringement of a United States copyright, a United States patent or foreign letters patent or copyright, trademark or other proprietary right of the third party, Contractor may, at its option (a) procure for BSCC the right to continue using the Portico Service or related documentation, or (b) replace or modify the software that runs the Portico Service to make it substantially similar in functionality but not infringing. Contractor shall, however, have no liability for any claim of infringement of a copyright in the United States, or a United States or foreign letters patent or copyright, trademark or other proprietary right of a third party if such infringement is based solely on the news or other content provided through the Portico Service, or upon material created, sent or received by users of the Portico Service during the field trial.

        14. Use of Information. Any technical or business information, including but not limited to programs, files, specifications, drawings, sketches, models, samples, tools or other data, oral, written or otherwise, (hereinafter called "Information"), furnished to, or obtained by Contractor hereunder or in contemplation hereof by BSCC, shall remain BSCC's property. All copies of such Information in written, graphic or other tangible form shall be returned to BSCC immediately upon BSCC's request.

        15. General Performance Warranty. Contractor warrants to BSCC that the services provided pursuant to this Agreement shall be performed on or after January 1, 2000 in the same manner and with the same functionality as the dates falling on or before December 31, 1999.

        16. Compliance with Laws. Contractor agrees to comply with the provisions of the Fair Labor Standards Act of 1938, as amended, and all other applicable federal, state, county and local laws, ordinances, regulations, and codes in the performance of this Agreement, including the procurement of permits and certificates where needed, and to comply with all laws as to packing, labeling and shipping, whether the shipments or services are interstate or intrastate. Contractor further agrees to indemnify BSCC for any loss or damage that may be sustained by reason of Contractor's failure to so comply.

        17. Nondiscrimination. Contractor expressly agrees not to discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin or handicap, and shall during the performance of this Agreement comply with all applicable executive and federal regulations.

        18. Severability. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of each party shall be construed and enforced accordingly.

        19. Assignment. Any assignment of this Agreement or of the work to be performed, in whole or in part, or of any other interest hereunder without BSCC's written consent, except an assignment confined solely to monies due or to become due shall be void. It is expressly agreed that any such assignment of monies shall be void to the extent that it attempts to impose upon BSCC obligations to the assignee additional to the payment of such monies, or to preclude BSCC from dealing solely and directly with Contractor in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due.

               It is further agreed that BSCC, upon five (5) days prior written notice to Contractor may assign all of its rights, duties and obligations under this Agreement to an affiliate or affiliates of BSCC or to a partnership or partnerships in which BSCC or its affiliate has an interest. Except as provided above, neither this Agreement, nor any right granted hereunder shall be assigned, subleased, or otherwise transferred, in whole or in part, in any manner, by BSCC without Contractor's prior written consent.

        20. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors an permitted assigns or other legal representatives.

        21. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Georgia, excluding all principles of conflicts of laws. The parties hereto agree that any action related to this Agreement shall be venued solely in Fulton County, Georgia, and the parties hereby irrevocably commit to the jurisdiction and venue of the courts in said county to resolve any dispute arising hereunder or relating hereto.

        22. Entire Agreement. This Agreement and the exhibits attached hereto shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all existing contracts or agreements, written or oral, between the parties hereto, except the Information Exchange Agreement between the parties dated October 16, 1998.

        23. Waiver of Breach. No term or provision hereof shall be deemed waived and no breach excused unless such waiver shall be in writing and signed by the party claimed to have waived or consented.

        24. Notice. Any notice or other communication pursuant to this Agreement shall be in writing and shall be deemed to have been fully given or made when personally delivered by registered or certified mail, postage prepaid, to the following address or such other address as the parties may provide in writing to the other from time to time:

        If to BSCC:                 BellSouth Cellular Corp.
                                    1100 Peachtree Street, N.E., Suite 910
                                    Atlanta, Georgia  30309-4599
                                    Attention:  Manager of Contracts

        If to Contractor:           General Magic, Inc.
                                    420 N. Mary Avenue
                                    Sunnyvale, California 94086
                                    Attention: General Counsel

        25. Amendments. This Agreement and the terms and conditions contained herein may be amended only in writing by an authorized executive officer of each respective party to this Agreement.

        26. Headings. Headings contained in this Agreement are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement.

        27. Survival. If for any reason the field trial is terminated prior to the end of the Trial Period, the terms of this Agreement shall survive until the end of the Trial Period and shall then expire, except that the following sections shall survive any expiration or termination of this Agreement: Section 3 ("Title"), Section 6 ("Limitation of Liability"), Section 7 ("Arbitration"),
Section 8 ("Publicity"), Section 13 ("Infringements of Patents, Trademarks or Copyrights"), Section 14 ("Use of Information"), Section 18 ("Severability"), and Sections 20 through 27 ("Binding Effect"), ("Governing Law"), ("Entire Agreement"), ("Waiver of Breach"), ("Notice"), ("Amendments"), ("Headings"), and ("Survival").

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal on the day and year set forth above.


BELLSOUTH CELLULAR CORP.               GENERAL MAGIC INC.


By: /s/ Daniel P. Downey               By: /s/ Kevin J. Surace
    --------------------------------       -------------------------------------

Title:  Director, Product Planning     Title: Executive Vice President
        Development and Management

Attest:                                Attest:

By:                                    By: /s/  Mary E. Doyle
   ---------------------------------       -------------------------------------

Title:                                 Title: Secretary
      ------------------------------          ----------------------------------


(SEAL)                                      (SEAL)

                                    EXHIBIT A











                           PORTICO PERSONAL ASSISTANT

                              TECHNICAL FIELD TRIAL

                                      1Q99





                            BELLSOUTH CELLULAR CORP.

                                       AND

                               GENERAL MAGIC, INC.

   OVERVIEW__________________________________________________________________3
     PRODUCT DESCRIPTION_____________________________________________________3
     PROJECT SCOPE___________________________________________________________3

   TRIAL OBJECTIVES__________________________________________________________4

   PARTICIPANTS______________________________________________________________5

   [**] THE SERVICE__________________________________________________________5

   [**]______________________________________________________________________5

   [**]______________________________________________________________________5

   [**]______________________________________________________________________5

   [**]______________________________________________________________________5

   [**]______________________________________________________________________5

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________6

   [**]______________________________________________________________________7

   TRIAL NETWORK ARCHITECTURE________________________________________________8

   Y2K COMPLIANCE____________________________________________________________8

   SERVICE AND FEATURE AVAILABILITY__________________________________________9

   PROJECT BUDGET [**]______________________________________________________10

   PROJECT SCHEDULE_________________________________________________________10

   PROJECT TEAM_____________________________________________________________10




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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


OVERVIEW

                               PRODUCT DESCRIPTION

Personal Assistants feature a sophisticated voice-driven user interface to provide many of the functions of an administrative assistant for the mobile, on-the-go, busy worker and consumer. Services include:

o       Inbound call management (caller announcement, reach list, voice mail)

o Outbound call management (voice activated dialing, call address book entries)

o       Business information management (scheduling, contacts, tasks/notes)

o       Integrated messaging (voice mail, e-mail, fax, paging, print-to-fax)

o Public information access (stocks, news, other Internet information access, etc.)

Major benefits for BSCC that may emerge from Personal Assistant services include:

o       [**]

o       [**]

o       [**]

o       [**]

o       [**]


                                  PROJECT SCOPE

BSCC plans to trial General Magic's Portico Personal Assistant service in the BMI Atlanta market beginning in Q1, 1999. The trial will include having up to [**] BMI customers use the Portico service for up to [**], with the intent of evaluating our customers' interest in Personal Assistant-type services.



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



                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


TRIAL OBJECTIVES
Trial objectives will include the following:

1.      Value Proposition - Understand the [**]

        Additionally, understand the [**]

        o Inbound call management (caller announcement, reach list, voice mail)

        o Outbound call management (voice activated dialing, call address book entries)

        o Business information management (scheduling, address book, tasks/notes)

        o Unified messaging (voice mail, e-mail, fax, notification, print-to-fax)

        o Public Information Access (stocks, news, other Internet information access, etc)

        The goal is to [**]

2.      [**] test and evaluate [**] Determine if the [**] and if the [**]

3.      Voice User Interface - [**].

        o   Evaluate [**] Also evaluate the [**]

        o   [**] evaluate the [**]

        o   [**]

4.      [**] Understand how [**]

5.      [**] determine [**] Determine how [**]

6.      [**] evaluate the [**] to determine the [**]

7.      [**] Learn [**]

8.      [**] test and determine [**] Understand how [**] and determine how [**]

9.      Customer service and technical support - determine the [**]



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



                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


PARTICIPANTS

Up to [**] participants in the trial.

[**] THE SERVICE
o       [**]
o       [**]
o       [**]
o       [**]
o       [**]

[**]
1.      [**]
2.      [**]
3.      [**]
4.      [**]
5.      [**]

[**]
[**]

[**]
[**]
1.      [**]
2.      Distribute [**]
3.      Conduct [**]
4.      Conduct [**]
5.      Conduct [**]
6.      Conduct [**]
7.      Produce [**]

[**]
[**]

[**]
[**]
               [**]
               [**]
               [**]

[**]
               [**]
               [**]
               [**]
               [**]
               [**]



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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

               [**]
               [**]

[**]
               [**]
               [**]
               [**]
               [**]

[**]
This trial is [**]  As a result, [**]
o       Use [**]
o       [**]
o       [**]
o       [**]
o       [**]
o       [**]
o       Gain [**]

[**]
[**]

[**]
[**]

[**]
[**]
[**]
[**]
[**]

[**]
[**]
[**]

[**]
[**]
[**]
[**]

[**]
[**]



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



[**]
[**]




















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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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



                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


TRIAL NETWORK ARCHITECTURE

Connect from [**] to [**]

Use [**].

Maintain the [**]

[**]
        [**]
        [**]

[**]
        [**]
        [**]

Y2K COMPLIANCE
In order for GM to be connected to the BellSouth network, GM must provide a letter from their president stating the they are Y2K compliant.
















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





                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


SERVICE AND FEATURE AVAILABILITY
Several [**] features will be available for the trial:

----------------------------------------------------------------------------
PERSONAL ASSISTANT SERVICES AND FEATURES                 DATE AVAILABLE
----------------------------------------------------------------------------
PA uses [**]
----------------------------------------------------------------------------
PA knows [**]
----------------------------------------------------------------------------
After the [**]                                                [**]
----------------------------------------------------------------------------
PA speaks [**]                                                [**]
----------------------------------------------------------------------------
Caller Interface: [**]                                        [**]
----------------------------------------------------------------------------
[**]                                                          [**]
[**]
[**]
[**]
----------------------------------------------------------------------------
More than [**]                                                [**]
----------------------------------------------------------------------------
[**]                                                          [**]
----------------------------------------------------------------------------
[**]                                                          [**]
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Support for [**]                                              [**]
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[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.


                           PORTICO PERSONAL ASSISTANT
                             LIMITED TECHNICAL TRIAL


PROJECT BUDGET [**]

[**] will be shared by BSCC and General Magic [**] GM will provide [**] Each company will [**]

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EXPENSE ITEM                            LOW                   HIGH
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PROJECT SCHEDULE


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PROJECT TEAM


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NAME                COMPANY         TELEPHONE        FAX           EMAIL
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[**]                BSCC            [**]             [**]          [**]
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[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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




                        BSCC - PORTICO TRIAL MEASUREMENTS

[**] MEASUREMENTS
These measurements should be collected for [**]

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[**] MEASUREMENTS
These measurements should be collected for [**]

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
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        MEASUREMENT                    DESCRIPTION                  USE
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[**] MEASUREMENTS
These measurements should be collected for [**]

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
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        MEASUREMENT                    DESCRIPTION                  USE
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[**]                         [**]                          Gauge of [**]
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[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        BSCC - PORTICO TRIAL MEASUREMENTS

[**] MEASUREMENTS
These measurements should be collected for [**]

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        MEASUREMENT                    DESCRIPTION                  USE
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
[**]                         [**]                          Gauge of [**]
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[**]                         [**]                          Identify [**]
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[**]                         [**]                          Indication [**]
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[**]                         [**]                          Gauge [**]
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[**] MEASUREMENTS
These measurements should be collected for [**]

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        MEASUREMENT                    DESCRIPTION                  USE
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
[**]                         [**]                          Gauge of [**]
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[**]                         [**]                          Indication of  [**]
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[**]                         [**]                          Measure [**]
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[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.


                                   EXHIBIT B


                               SERVICE AGREEMENT

THIS AGREEMENT is entered into between the Carrier providing the service ("Company") and the user of the Service ("Customer") and is subject to acceptance by Company. Customer must be at least 18 years of age to use the Service. Customer's acceptance is limited to the terms and conditions of this offer. No additions or subtractions by Customer are acceptable unless and until expressly and mutually agreed upon.

1.  PROVISION OF SERVICE.

(a) Company shall provide and Customer shall accept Service (all Services provided by Company are referred to herein as "Service") at the rates and charges shown on the signature slip included with this Agreement, for any lawful purpose, subject to the terms and conditions specified in this agreement. Company shall provide Customer with an access number by which Customer may use Company's system. Customer shall not have any proprietary right to the access number(s) provided to it by Company. Except as otherwise agreed by Company in writing, Company reserves the right to revise, in its sole discretion, the rates, terms, and conditions of its agreement with Customer upon at least 30 days written notice to Customer. Company and its suppliers also reserve the right to add, remove, change or discontinue features of the enhanced messaging services at any time. Long distance rates for calls beyond Company's local service area are subject to change from time to time without notice. Customer agrees to pay for service pursuant to such revised rates, terms, and conditions, unless Customer terminates this agreement in accordance with the terms and conditions of this agreement. Company reserves the right to assign, designate or change access number(s) when, in its sole discretion, such assignment designation or change is reasonable or necessary in the conduct of its business.

(b) When Customer's account on the Service is established, Company or its suppliers will provide Customer with a passcode through which to access enhanced messaging features. Customer should change this passcode immediately after the account is established. THIS PASSCODE IS AN IMPORTANT MEANS OF PREVENTING OTHERS FROM ACCESSING CUSTOMER'S ACCOUNT AND CUSTOMER MUST KEEP IT CONFIDENTIAL. Customer may disclose the passcode to other people whom Customer wants to have access to use Customer's account on Customer's behalf, but will be fully responsible for any and all charges and liabilities incurred through their use of Customer's account. Customer will also be fully responsible for any charges and liabilities incurred through use of Customer's account by anyone who obtains this passcode as a result of Customer's negligence, until Customer notifies Company's customer service group at [PHONE NUMBER].

(c) Service is subject to transmission limitations caused by atmospheric, topographical and any other like conditions. Additionally, Service may be temporarily refused, limited, interrupted or curtailed due to government regulations or orders, system capacity limitations or irregularities, limitations imposed by an underlying carrier, or because of equipment modifications, upgrades, repairs or reallocations or other similar activities necessary or proper for the operation or improvement of Company's system. Certain services, such as directory listings, operator services and roaming in some areas, may be provided by other carriers. Customer may use these services subject to the regulations and charges of such other carriers. Paging service is only available in conjunction with Company's wireless voice capable radio service.

(d) Service to Customer may be refused, discontinued or terminated without written notice in the event the service is used by Customer in such a manner that will adversely affect the Company's service to any of its other customers, if it is determined that the Customer's mobile radio unit is in violation of FCC rules or adversely affects the Company's service to any of its other customers, or if Customer uses features of the Service to harass any other person, to intercept any communications not intended for Customer, or to engage in "spamming" or similar conduct.

(e) Customer must provide accurate information to Company and its suppliers when signing up for the Service. Customer understands and agrees that Company and its suppliers may compile and maintain lists and databases of the information provided (including Customer's) and other information derived from use of the Service and that Company and its suppliers may use such information in the operation, administration, management, and promotion of the Service, and that Company will own the copyright in the compilation of such information.

2.  DEPOSITS.

(a) Company may, from time to time, at its sole discretion and in order to safeguard its interest, require Customer to make suitable deposit(s) to be held by Company as a guarantee of the payment of charges. At such time as the relationship between Company and Customer is terminated, the amount of deposit, including any accrued interest required by law shall be credited to Customer's final bill and any remaining amount of deposit, after application to any amount due and owing by Customer to Company, will be refunded. Any credit balance, however, may be returned to Customer at any time prior to such termination, at the sole discretion of Company.

(b) Interest will be paid on all sums retained on deposit by Company to the extent required by law. No refund of deposit, or interest accrued on such deposit, will be made until after such time as Customer has maintained the account in good standing for the lesser of 12 consecutive months or for the period required by law. No interest shall be paid on a deposit, or any portion of such deposit, after the day on which a refund is processed.

3. LIMITATION OF COMPANY'S LIABILITY.

(a) CUSTOMER UNDERSTANDS THAT ALTERNATIVE AND COMPETING COMMUNICATIONS CARRIERS ARE AVAILABLE TO CUSTOMER; INTERRUPTIONS OR IRREGULARITIES IN THE SERVICE MAY OCCUR; ANY POTENTIAL HARM FROM INTERRUPTIONS OR IRREGULARITIES IN THE SERVICE IS SPECULATIVE IN NATURE; COMPANY CANNOT OFFER THE SERVICE AT RATES WHICH REFLECT ITS VALUE TO EACH CUSTOMER; AND COMPANY AND ITS

SUPPLIERS ASSUME NO RESPONSIBILITY OTHER THAN THAT CONTAINED IN THIS AGREEMENT. ACCORDINGLY, CUSTOMER AGREES THAT EXCEPT AS LIMITED BY LAW, COMPANY'S AND ITS SUPPLIERS' SOLE LIABILITY FOR LOSS OR DAMAGE ARISING OUT OF MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS, OR DEFECTS IN THE SERVICE OR TRANSMISSION OF SERVICE PROVIDED BY COMPANY, ITS SUPPLIERS OR ANY CARRIER, OR FOR LOSSES OR DAMAGES ARISING OUT OF THE FAILURE OF COMPANY, ITS SUPPLIERS OR ANY CARRIER TO MAINTAIN PROPER STANDARDS OF MAINTENANCE AND OPERATION SHALL BE AS FOLLOWS:

(I) A CREDIT ALLOWANCE, AS DESCRIBED IN SUB-SECTION 3 (a)(III) BELOW, WILL BE MADE AT CUSTOMER'S REQUEST IN THE FORM OF A PRO-RATA ADJUSTMENT OF THE FIXED MONTHLY CHARGES BILLED TO CUSTOMER. FIXED MONTHLY CHARGES ARE THE MONTHLY CHARGES FOR ACCESS AND OPTIONAL FEATURES PER ACCESS NUMBER, ALL AS DESCRIBED IN THE SCHEDULE OF RATES AND CHARGES IN EFFECT AT THE TIME OF INTERRUPTION.

(ii) SUCH CREDIT ALLOWANCE WILL BE BASED UPON THE PERIOD OF TIME DURING WHICH SUCH MISTAKES, OMISSIONS, DELAYS, ERRORS OR DEFECTS IN THE SERVICE OR ITS TRANSMISSION CAUSED INTERRUPTIONS IN THE RENDERING OF THE SERVICE. ANY SUCH PERIOD OF TIME DURING WHICH AN INTERRUPTION OCCURS WILL BE MEASURED FROM THE TIME IT IS REPORTED TO OR DETECTED BY COMPANY, WHICHEVER OCCURS FIRST. IN THE EVENT CUSTOMER IS AFFECTED BY SUCH INTERRUPTION FOR A PERIOD OF LESS THAN 24 HOURS, NO SUCH ADJUSTMENT SHALL BE MADE. WHEN AN INTERRUPTION EXCEEDS 24 HOURS, THE LENGTH OF THE INTERRUPTION WILL BE MEASURED IN 24 HOUR DAYS. A FRACTION OF A DAY CONSISTING OF LESS THAN 12 HOURS WILL NOT BE CREDITED, BUT A PERIOD OF 12 HOURS OR MORE WILL BE CONSIDERED AN ADDITIONAL DAY.

(iii) THE CREDIT ALLOWANCE WILL BE COMPUTED BY DIVIDING THE LENGTH OF THE SERVICE INTERRUPTION BY A STANDARD 30 DAY MONTH AND THEN MULTIPLYING THE RESULT BY COMPANY'S FIXED MONTHLY CHARGES FOR EACH INTERRUPTED ACCESS NUMBER. IN NO CASE WILL THE CREDIT EXCEED THE FIXED MONTHLY CHARGES.

(iv) A CREDIT ALLOWANCE WILL NOT BE GIVEN FOR MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS OR DEFECTS, OR CURTAILMENTS IN THE SERVICE CAUSED BY THE NEGLIGENCE OR WILLFUL ACT OF CUSTOMER OR OTHER PARTIES NOT AFFILIATED WITH COMPANY OR ITS SUPPLIERS, OR MISTAKES, OMISSIONS INTERRUPTIONS, DELAYS, ERRORS, OR DEFECTS CAUSED BY FAILURE OF EQUIPMENT OR SERVICE NOT PROVIDED BY COMPANY OR ITS SUPPLIERS.

(v) THE SERVICE FURNISHED BY COMPANY AND ITS SUPPLIERS, IN ADDITION TO THE LIMITATIONS SET FORTH IN THE PRECEDING PARAGRAPHS, IS ALSO SUBJECT TO THE FOLLOWING LIMITATION: THE LIABILITY OF COMPANY AND ITS SUPPLIERS FOR LOSS OR DAMAGES ARISING OUT OF MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS OR DEFECTS IN THE SERVICE, ITS TRANSMISSION OR FAILURES OR DEFECTS IN FACILITIES
OF THE UNDERLYING CARRIER, OCCURRING IN THE COURSE OF FURNISHING SERVICE AND NOT CAUSED BY THE NEGLIGENCE OF THE AUTHORIZED USER, SHALL IN NO EVENT EXCEED AN AMOUNT EQUIVALENT TO THE PROPORTIONATE FIXED MONTHLY CHARGE TO THE CUSTOMER FOR SERVICE DURING THE PERIOD OF TIME IN WHICH SUCH MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS, OR DEFECTS IN SERVICE, ITS TRANSMISSION, OR FAILURES OR DEFECTS IN FACILITIES

FURNISHED BY COMPANY, ITS SUPPLIERS OR THE UNDERLYING CARRIER OCCURRED.

(b) Company and its suppliers shall in no event be liable for service or equipment interruptions or delays in transmission, errors or defects in service or equipment, when caused by acts of God, fire, war, riots, government authorities, default of supplier, or other causes beyond Company's, its suppliers' or any carrier's control.

(c) Customer acknowledges that Company's systems use radio channels to transmit voice and data communications, that Company and its suppliers may, from time to time, keep audible records of Customer's spoken commands to the enhanced messaging services in order to improve such services, and that the Service may not be completely private. Company and its suppliers will not monitor or disclose any communications Customer sends or receives via the Service, except as may be required by law or legal process. Company and its suppliers are not liable to customer for any claims, loss, damages or cost which may result from lack of privacy on the system.

(d) Customer hereby agrees to indemnify and save Company and its suppliers harmless against claims for libel, slander, or infringement of copyright from the transmission of material in any form over its facilities by Customer or those using Customer's equipment; against claims for infringement of patents arising from combining or using apparatus or systems of Customer with the facilities of Company, its suppliers, or any carrier; and against all other claims arising out of any act or omission of Customer in connection with the facilities or services provided by Company and its suppliers.

(e) The enhanced messaging services provided by Company and its suppliers currently provide Customer the ability to retrieve certain news stories, press releases, stock prices, and similar information supplied by news and information services (collectively, "Third Party Content"). Customer understands that Company and its suppliers have no editorial control over any Third Party Content and that Company and its suppliers do not guarantee the accuracy or completeness of any Third Party Content. Customer agrees that neither Company nor its suppliers have any liability to Customer or anyone who uses Customer's account with regard to any Third Party Content. Customer also understands that the Third Party Content is the copyrighted material of the third party that supplies it, is protected by copyright and other applicable laws, and may not be reproduced, published, broadcast, rewritten, or redistributed without the written permission of the third party that supplied it, except to the extent allowed under the "fair use" provisions of the U.S. copyright laws or comparable provisions of foreign laws. Customer's use of certain stock price information included in the Third Party Content may be subject to, and Customer agrees to comply with, the terms of separate agreements provided by the suppliers of such information, copies of which will be furnished to you by Company or its suppliers upon written request.

(f) Customer may need to use certain software programs to use or have full access to certain features of the enhanced messaging features of the Service. Company or its suppliers will either provide such software to Customer at no additional charge, or provide instructions for obtaining such software directly from the company that supplies it. Customer's use of such software typically will be subject to the terms of a separate "shrink wrap" or "click screen" license. Customer agrees to comply with the terms of all licenses for the software Customer uses in connection with the Service.

(g) Company and its suppliers are not liable for any damage, accident, injury or the like occasioned by the use of Service or the presence of equipment, including cellular units and devices, facsimile units, pagers and ancillary equipment of Customer or Company and its suppliers except as provided herein.

(h) Company and its suppliers are not liable for any defacement or damage to Customer's motor vehicle or any personal or real property resulting from the presence of radio and ancillary equipment.

(i) The liability of Company and its suppliers in connection with the Service provided is subject to the foregoing limitations and Company and its suppliers make no warranties of any kind, expressed or implied, as to the provision of such service.

4. DISCLAIMER OF WARRANTIES AND LIMITATION OF REMEDIES.

(a) Customer acknowledges and agrees that Company and its suppliers are not the manufacturers of equipment and Company and its suppliers, except as limited by law hereby disclaim all representations and warranties, direct or indirect, express or implied, written or oral, in connection with the equipment or service (whether purchased or leased by Customer from Company and its suppliers or another), including but not limited to any and all express and implied warranties of title, suitability, durability, merchantability, non-infringement of third party rights, and fitness for a particular purpose. Enhanced messaging services are provided on an "AS IS" and "AS AVAILABLE" basis. Company and its suppliers make no warranty that the enhanced messaging services will meet Customer's requirements or that use of the enhanced messaging services will be uninterrupted, timely, secure, or error-free; nor do Company and its suppliers make any warranty as to the results that may be obtained from use of the enhanced messaging services or the accuracy or reliability of any information obtained through the enhanced messaging services (including Third Party Content), or that any defects in the enhanced messaging services will be corrected. Customer understands and agrees that any material or data obtained through use of the enhanced messaging services is at Customer's own discretion and risk, and that Customer will be solely responsible for any resulting damage to Customer's computer system or loss of data. Company and its suppliers make no warranty regarding any goods or services purchased or obtained through the enhanced messaging services or any transactions entered into through the enhanced messaging services. Company to the extent permitted by law assigns to Customer any and all manufacturers' warranties relating to equipment purchased by Customer, and Customer acknowledges receipt of any and all such manufacturers' warranties.

(b) Customer acknowledges and agrees that its sole and exclusive remedy in connection with any defects in the equipment or service, including manufacture or design, shall be against the manufacturer of the equipment under the manufacturers' warranties and that Company and its suppliers shall have no liability to Customer in any event for any loss, damage, injury, or expense of any kind or nature related directly or indirectly to any equipment or service provided hereunder. Without limiting the above, Company and its suppliers shall have no liability or obligation to customer or anyone who uses Customer's account, in either contract or tort, for special, incidental, or consequential damages of any kind incurred by Customer, such as, but not limited to, claims or damages for personal injury, wrongful death, loss of use, loss of anticipated profits, or other incidental or consequential damages or economic losses of any kind incurred by Customer directly or indirectly resulting from or related to any equipment or service described hereunder, whether or not caused by Company's or its suppliers' negligence, to the full extent same may be disclaimed by law. Any references to equipment in this paragraph shall be deemed to apply to all equipment purchased by Customer or leased by Customer from Company or another lessor. Some states do not allow the exclusion or limitation of incidental or consequential damages so the above exclusion may not apply. You may also have other legal rights which vary from state to state.

5. INDEMNIFICATION AND RELEASE. Customer agrees to release, defend, indemnify and hold harmless Company and its suppliers, and their officers and employees, to the full extent permitted by law from and against any and all claims, damages, liabilities and expenses, including legal and attorney fees, of any nature arising directly or indirectly out of this agreement, including, without limitation, claims for personal injury or wrongful death to customer or users of the equipment, products or services provided by Company and its suppliers or used in conjunction with such equipment, products or services provided by Company and its suppliers and arising out of the manufacture, purchase, operation, condition, maintenance, installation, return or use of the equipment or service, or arising by operation of law, whether the claim is based in whole or in part on negligent acts or omissions of Company and its suppliers, and their agents or employees.

6. RATES AND CHARGES. Unless otherwise agreed by Company, Customer will be billed in advance for monthly access charges and in arrears for usage charges. Usage of Service shall be measured in one minute increments and each partial minute shall be rounded up to the next one minute increment. Customer will be charged a minimum of one minute for every call that is received or placed using Customer's equipment and sent or answered by the called party. Chargeable time is measured from time of channel seizure to channel termination. Company reserves the right to define the hours of peak and off-peak, and nights and weekends calling times and Customer recognizes that scheduling of such times is subject to change and that such changes do not constitute changes in rates. Airtime rates do not include long distance charges for calls beyond Company's local service area.

7.  PAYMENT OF CHARGES.

(a) Unless otherwise agreed by Company, Payment is due to Company upon receipt of invoice by Customer. Service may be billed to Customer's credit card.

(b) Customer shall be responsible for payment of charges for all services furnished by Company, including without limitation, Service connection charges, monthly access charges, charges for air time associated with calls originated by or completed to Customer's access number and charges for enhanced features as well as other charges billed to Customer's access number, including sales and use taxes, other taxes required by law, fees or other exactions imposed by or for any municipal or other political authority against Company. In addition, Customer shall pay Company when due for all toll charges resulting from the origination of mobile calls to points outside Company's Service Area, and for all other charges attributable to Customer's access number. Customer also agrees to pay for charges billed to Customer's access number on account of Service provided to Customer as a "roamer" in other cities or Service areas. Rates and charges shall be based on prices in effect at the time Service is furnished.

(c) Payments received after the due date of an invoice may incur a late payment charge of up to the highest rate permitted by law of the unpaid balance for each month or fraction thereof that such balance shall remain unpaid.

(d) In the event that Customer's equipment is lost, stolen or otherwise absent from Customer's possession and control, Customer shall nonetheless be liable for all use, toll, and other usage based charges attributable to the access number assigned to said unit until such time as Company is notified of the loss, theft, or other occurrence. The contract shall not terminate due to any such notice.

(e) When payment for Service or equipment is made by check, draft, or other negotiable instrument, a charge of the maximum amount allowed by law may be made by Company for each such instrument returned unpaid by a bank to Company for any reason except to the extent limited by law.

(f) Unless otherwise agreed by Company, Customer shall be responsible for all outstanding charges for Service rendered and shall be responsible for all charges through the end of the billing cycle within which termination occurs, without proration of any such charge.

8.  DEFAULT AND WAIVER.

(a) In the event that Customer shall default in the payment when due of any sum due hereunder, including refusal of charges by Customer's credit card company, or in the event of any default or breach of the terms and/or conditions of this agreement, or if any proceeding in bankruptcy, receivership or insolvency or petition for receivership shall be instituted by or against Customer, Company, at its option, may:

(i) Proceed by appropriate court action or actions to enforce performance by Customer of the applicable covenants and terms of this agreement or to recover damages for the breach thereof; and/or

(ii) Terminate this agreement, whereupon all rights and interests of Customer shall terminate and Customer shall remain liable for all Services provided.

(b) Customer shall pay to Company on demand any and all past due amounts which Company may sustain by reason of such default or breach by Customer, together with all other charges as provided by this agreement, reasonable attorney's fees incurred by Company in connection with such breach or default by Customer and all other costs and expenses incurred by Company in collecting such amounts. All amounts shall be payable by Customer without setoff or deduction of any kind.

(c) The remedies provided in favor of Company in the event of default shall not be deemed to be exclusive but shall be in addition to all other remedies in its favor existing at law.

(d) No failure on the part of Company to exercise any right or remedy arising directly or indirectly under this agreement shall operate as a waiver of any right or remedy it may have nor shall an exercise of any right or remedy by Company preclude any other right or remedy Company may have.

9. CERTIFICATE OF AUTHORITY. If Customer is a person, firm, or organization other than the individual user of the Service, the individual agreeing to this agreement on behalf of such Customer hereby certifies having authority to agree on behalf of Customer.

10. GUARANTOR. If Customer is a corporation, partnership or other entity, the signatory on the signature slip of the Service hereby personally guarantees, unconditionally and at all times, the payment when due of any indebtedness of such corporation, partnership or other entity to Company for the Services and/or equipment provided pursuant to this agreement. The signatory on the signature slip waives notice of any transaction or obligation which Company may create, renew, extend or alter in whole or part from time to time during the term of this agreement to such corporation, partnership or other entity.

11. ASSIGNMENTS. Neither this agreement nor Customer's rights hereunder shall be assignable by Customer except with Company's prior written consent. The conditions hereof shall bind any permitted successors and assigns of Customer.

12. ENTIRE AGREEMENT AND GOVERNING LAW. Customer acknowledges that this agreement contains the entire agreement between the parties relating to the services and/or equipment described in this agreement and that Company and its employees have not made orally or in writing any representations, warranties or agreements inconsistent with the terms of this agreement. No modification, change or alteration of any of the terms of this agreement shall be valid unless provided in writing by Company. This agreement supersedes all prior agreements and understandings, both oral and written, with respect to the subject matter hereof. Customer agrees to notify Company within 10 days of any change of address.

This agreement shall be governed by, construed and enforced in accordance with the laws of the state where Company's Mobile Telephone Switching Office for Customer's access number is located. In the event of any conflict between this agreement and the applicable laws or tariffs on any local, state, or federal body, such laws or tariffs shall control to the extent applicable.

13. SEVERABLE PROVISIONS. If any part of this agreement is contrary to or prohibited by or deemed invalid under applicable laws and regulations of any applicable jurisdiction, the remaining provisions and parts thereof shall remain and be construed in full force and effect to the extent permitted by law.

14. INTERLATA CARRIER TERMS.

(a) Customer agrees to pay Company a charge for toll restriction if Customer does not want long distance service.

(b) Company shall have no responsibility for any disputes between Customer and any long distance carrier other than Company.

15. ELECTRONIC SERIAL NUMBER (ESN). The ESN associated with customer's equipment is registered as part of this agreement and customer shall not modify nor permit the modification of this ESN. If such equipment is traded or replaced, Customer must notify Company to register new ESN.

16. RENEWAL AND TERMINATION. Unless Customer or Company terminates this agreement as provided herein, and except as otherwise agreed, upon completion of any initial term, this agreement shall renew on a month-to-month basis. Notice of Customer intent to terminate this agreement shall be made in writing 30 days prior to the Company. Company reserves the right to not renew this agreement at any time prior to the conclusion of the initial or any renewal term by giving customer notice of same.

17. PRICE. Subject to regulatory requirements, Company agrees that it will not increase air time charges per minute or monthly access charges to Customer during the initial term of agreement. Company may from time to time alter the designation of peak and off-peak, and nights and weekends air time and any additional costs incurred by Customer due to a change in such designations shall not be considered an increase in air time charges per minute. The limitation on rate increases under this paragraph shall apply only to "air time charges per minute" and "monthly access charges" and Company shall have the option to adjust rates and prices for all other Services from time to time.

18. LIQUIDATED DAMAGES. Customer acknowledges and agrees that cancellation or termination of this agreement or any renewal thereof prior to the expiration of the agreed upon service period by customer, or by company for reasons of CUSTOMER'S default, will result in damages and loss of profits to company which are difficult or impossible to determine exactly. Accordingly, the parties agree that, in the event of any such early cancellation or termination of this agreement, customer shall thereupon pay to company on demand as liquidated damages and not as a penalty (in addition to amounts payable under paragraph 7 above) an amount equal to the LIQUIDATED damages amount shown on the signature slip DIVIDED by the TOTAL number of months in Customers' service


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period MULTIPLIED BY the remaining months or parts of months in such service period.

19. Independent Arbitration (Please read this paragraph carefully. It affects rights that you may otherwise have.)

(a) Company and customer shall use their best efforts to settle any dispute or claim arising from or relating to this agreement. To accomplish this, they shall negotiate with each other in good faith. If Company and Customer do not reach agreement within 30 days, instead of suing in court, Company and Customer agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this agreement, or to any prior agreement for products or service between Customer and Company or any of Customer's or Company's affiliates or predecessors in interest.

(b) Notwithstanding the provisions of paragraph (a), no claim or dispute shall be submitted to arbitration if, at the time of the proposed submission, such dispute or claim involves an attempt to collect a debt owed to the Company by the Customer.

(c) The arbitration of any dispute or claim shall be conducted in accordance with the wireless industry arbitration rules ("WIA Rules") as modified by this agreement and as administered by the American Arbitration Association ("AAA"). The WIA Rules and fee information are available from Company or the AAA upon request.

(d) Company and Customer acknowledge that this agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration Law shall govern the interpretation and enforcement of, and proceedings pursuant to, this or a prior agreement.

(e) Unless Company and Customer agree otherwise, the location of any arbitration shall be in the city where Company's Mobile telephone Switching Office for Customer's access number is located.

(f) Company and Customer agree that no arbitrator has the authority to: (1) Award relief in excess of what this or a prior agreement provides; (2) Award punitive damages or any other damages not measured by the prevailing party's actual damages; or (3) Order consolidation or class arbitration.

(g) Except as otherwise provided herein, all fees and expenses of the arbitration shall be equally borne by Customer and Company.

(h) The Arbitrator(s) must give effect to the limitations on Company's liability as set forth in this or a prior agreement, any applicable tariff, law, or regulation.

(i) In any arbitration utilizing the rules applicable to large/complex cases, as defined under the WIA rules, the Arbitrators must also apply the Federal Rules Of Evidence, and the losing party may have the award reviewed in accordance with the review procedures set forth in the WIA Rules.

(j) Customer agrees that Company and Customer each is waiving its respective right to a trial by jury. Customer acknowledges that arbitration is final and binding and


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subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, Customer and Company agree to waive, to the fullest extent allowed by law, any trial by jury. In such case, a judge shall decide the subject dispute or claim.

(k) Company, Customer and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgement on the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.